SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): September 6, 2002
                                                          -----------------


                            INTERNATIONAL STAR, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


  631 North Stephanie Street, #187, Henderson, NV                 89014
  -----------------------------------------------              -----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 719-3562
                                                   --------------



                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9  -  REGULATION FD DISCLOSURE


                                - PRESS RELEASE -

     INTERNATIONAL STAR, INC. ANNOUNCES THAT IT HAS SUSPENDED CONSIDERATION OF THE JARED TRUST "LETTER OF INTENT" ANNOUNCED ON MARCH 25, 2002.

LAS VEGAS, September 6, 2002 -- INTERNATIONAL STAR, INC. (OTCBB:ISRI) announces that the Board of Directors has suspended consideration of the Jared Trust "Letter of Intent" announced on March 25, 2002 by which the Jared Trust was to purchase head ore from the Company's Wikieup, AZ property.

In consideration of the email "notification of abeyance" (full text shown below) received from Dr. John Kammerman, Ph.D., acting as the agent for the Jared Trust, and the inability of International Star, Inc. to verify the statutory existence of the Jared Trust, its financial capabilities and technical expertise, the management of International Star, Inc. has suspended all consideration of this project.


 (Full text: Jared "notification of abeyance")

September 4, 2002
Mr. Robert Hawkins
International Star, Inc.

Dear Mr. Hawkins,

    I have been requested to advise you that in view of specific information received and complicated legal situations and conditions which have developed in Arizona, that the Jared Trust - by the advise of counsel - has decided to hold in abeyance all activity formerly considered and planned in Arizona for the present time. When and if these situations and conditions change, then the Jared Trust will re-consider all former proposals and potential business concerns. That being the case then I would be the agent for the Jared Trust to re-contact you. Thank you.

John Kammerman, Ph.D.- Agent for The Jared trust


INTERNATIONAL STAR, INC. is accessible on the Internet at www.istarnevada.com.


NOTE: Safe harbor for Forward Looking Statements.

Except for historical information contained herein, the statements in this news release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in the future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of prices, product demand, market compensation, risk inherent in the company's international operations, imprecision of reserve estimates and the company's ability to replace and expand reserves.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


Dated: September 6, 2002             By: /s/ Kamal Alawas
                                     ------------------------------
                                     Kamal Alawas
                                     President and Chief Executive Officer







                                       -2-